SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                          Date of Event: March 1, 2000
                          Date of Report: March 9, 2000

                             PLM INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)

                                    Delaware
                         (State or other jurisdiction of
                         incorporation or organization)


           1-9670                                     94-3041257
(Commission File Number)                 (I.R.S. Employer Identification Number)


One Market
Steuart Street Tower, Suite 800
San Francisco, California                              94105-1301
(Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code:  (415) 974-1399


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Item 2.      ACQUISITION OR DISPOSITION OF ASSETS.

On March 1, 2000, the registrant completed the sale of its industrial and commercial equipment leasing and financing subsidiary, American Finance Group, Inc., pursuant to the Stock Sale Agreement, dated as of October 26, 1999 and amended as of January 24, 2000 and March 1, 2000, between Guaranty Federal Bank, F.S.B. and the registrant. The Stock Sale Agreement (excluding the March 1, 2000 amendment) is attached as Annex A to the registrant's definitive proxy statement filed with the Commission on February 4, 2000, which is incorporated by reference herein. The March 1, 2000 amendment to the Stock Sale Agreement is attached as Exhibit 2.2 hereto.

Item 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(b)  PRO FORMA FINANCIAL INFORMATION.

Pro forma financial information required by Article 11 of Regulation S-X is set forth in the registrant's definitive proxy statement filed with the Commission on February 4, 2000, which is incorporated by reference herein.

(c)  EXHIBITS.

2.1 Stock Sale Agreement, dated as of October 26, 1999 and amended as of January 24, 2000, between Guaranty Federal Bank, F.S.B. and the registrant (incorporated by reference to Annex A to the registrant's definitive proxy statement filed with the Commission on February 4,
         2000).

 2.2 Amendment No. 2 to Stock Sale Agreement, dated as of March 1, 2000, between Guaranty Federal Bank, F.S.B. and the registrant.

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                     AMENDMENT NO. 2 TO STOCK SALE AGREEMENT

                  This Amendment No. 2 to Stock Sale Agreement (this "Amendment") is made as of March 1, 2000 by and between Guaranty Federal Bank, F.S.B., a federally chartered savings bank ("Purchaser"), and PLM International, Inc., a Delaware corporation ("Seller"), in connection with that certain Stock Sale Agreement, dated as of October 26, 1999, by and between Purchaser and Seller (the "Stock Sale Agreement").

                  WHEREAS, Purchaser and Seller constitute all of the parties to the Stock Sale Agreement;

                  WHEREAS, the parties hereto have previously entered into Amendment No. 1 to Stock Sale Agreement, dated as of January 24, 2000 (the "Prior Amendment"); and

                  WHEREAS,   the  parties  hereto  desire  to  enter  into  this
Amendment to amend Section 5.16 of the Stock Sale Agreement.

                  NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants and agreements set forth herein, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

          1. DEFINITIONS. Capitalized terms used and not otherwise defined herein shall have the respective meanings assigned to such terms in the Stock Sale Agreement.

               1. Inland Leases. The definition of "Inland Leases" set forth in
Section 9.1 is hereby amended to read in its entirety as follows:

         "Inland Leases" shall mean those Leases listed on Exhibit C hereto, and the Leased Property associated therewith.

               2. Seller Inland Leases. Section 9.1 is hereby amended to include the following definition:

         "Seller  Inland  Leases" shall mean the Inland Leases listed on Exhibit
          C-1 hereto.

          2. EXHIBITS. The list of exhibits set forth on page iv of the Stock Sale Agreement is hereby amended by adding the following:

         "Exhibit C-1      Seller Inland Leases"
         "Exhibit E        Servicing Agreement."

          3. INLAND LEASES. Section 5.16 of the Stock Sale Agreement is hereby amended to read in its entirety as follows:

         Prior to the Closing Date, Seller shall take, and cause the Company to take, all action necessary to transfer to a Person other than the Company or any Company Subsidiary, the Inland Leases, in each case on commercially reasonable terms reasonably satisfactory to Purchaser and in compliance with all applicable laws. In the case of the Seller Inland Leases, (a) the transfer of Seller Inland Leases to Seller may be effected by dividend, and Seller may cause the Company to utilize the proceeds from the sale of Inland Leases to third parties to repay any and all debt of the Company relating to the Seller Inland Leases,
         (b) the Company and Seller shall enter into a servicing agreement substantially in the form of Exhibit E hereto pursuant to which the Company shall service the Seller Inland Leases on behalf of Seller. The proceeds of the transfer of the Inland Leases, less any amounts utilized by the Company to repay any debt of the Company relating to the Inland Leases as set forth above, shall be identified to Purchaser prior to the Closing and shall remain with the Company on the Closing Date.

          4. EFFECT ON STOCK SALE AGREEMENT. Except as set forth above and in the Prior Amendment, all provisions of the Stock Sale Agreement shall remain in full force and effect.

          5. INCORPORATION. The Stock Sale Agreement is hereby further amended by replacing Exhibit C and attaching Exhibits C-1 and E (each as attached to this Amendment) to the Stock Sale Agreement.


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                  IN WITNESS  WHEREOF,  the  parties  hereto  have  caused  this
Amendment to be executed and delivered by their duly authorized representatives as of the day and year first above written.


                         PLM INTERNATIONAL, INC., Seller


                         By:   ROBERT N. TIDBALL
                         Name:    Robert N. Tidball
                         Title:   Chairman of the Board



                         GUARANTY FEDERAL BANK,
                         F.S.B., Purchaser


                         By:   Ronald D. Murff
                         Name:    Ronald D. Murff
                         Title:   Chief Financial Officer


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed in its behalf by the undersigned hereunto duly authorized.


                                  PLM INTERNATIONAL, INC.
                                  (Registrant)

DATE:   March 9, 2000

                                 By:     /s/ Susan C. Santo
                                         Susan C. Santo
                                         Vice President, Secretary and
                                         General Counsel
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